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EXHIBIT 32.2 - CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of First Financial Corporation (the "Corporation") on Form 10-K for the year ended December 31, 2004, as amended by Amendment No. 1 thereto, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Carty, Secretary, Treasurer and CFO of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes'-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

     This certification is furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed for any other purpose.

     Date: April 26, 2005

     Michael A. Carty, Signed
     -----------------------------
     Michael A. Carty

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